Exhibit 10.53
Greyrock
Business
Credit

A NationsBank Company

                            Amendment to Loan Documents


Borrower:  Seer Technologies, Inc.
Address:   8000 Regency Parkway
           Cary, North Carolina  27511

Date:      May 5, 1998

     THIS AMENDMENT ("Amendment") is entered into as of the above date between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower") with respect to the Loan and Security Agreement between GBC and Borrower, dated March 26, 1997, as amended from time to time (the "Loan Agreement"). (This Amendment, the prior Amendments dated February 24, 1998 and March 11, 1998, the Loan Agreement, any other prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     The parties agree to amend the Loan Agreement as follows, effective on the date hereof:

     1. Modification to Maturity Date. The following is substituted in place and stead of Section 4 of the Schedule to Loan and Security Agreement:

     "4.  Maturity Date
     (Section 6.1):  May 31, 1999, subject to automatic renewal as provided in
                     Section 6.1 above, and early termination as provided in
                     Section 6.2 above."

     2. Modification to Section 6.1. The following is substituted in place and stead of Section 6.1 of the Loan Agreement:

     "6.1 Maturity Date. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty (60) days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date."

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     3.  Representations True.  Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                 GBC:

SEER TECHNOLOGIES, INC.                   GREYROCK BUSINESS CREDIT,
                                          a Division of
                                          NationsCredit Commercial Corporation

By /s/ Steven Dmiszewicki

   President or Vice-President

By /s/ Dennis McKinnie                    By /s/ Lisa Nagano

   Secretary or Ass't Secretary           Title: Vice President of Operations


                                 CONSENT


     The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantees of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this Consent.

SEER TECHNOLOGIES IRELAND LIMITED        SEER TECHNOLOGIES BENELUX B.V.

By /s/ Steven Dmiszewicki                By /s/ Steven Dmiszewicki
Title:                                   Title:

By /s/ Dennis McKinnie                   By /s/ Dennis McKinnie
Title:                                   Title:








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